                                                                   Exhibit 10.01

                                   AGREEMENT

     WHEREAS, Apptech, Inc., an Illinois Corporation, ("Apptech") is desirous of providing technology and services to a company engaged in the melt blown fiber industry whereby Apptech can share in the growth of the company based on the merit of its efforts, and

     WHEREAS, RFI Recycled Fiber Industries, Inc., a Florida corporation ("RFI") is about to embark in the production and sale of melt blown fiber products based on certain technology which was developed by Apptech, and

     WHEREAS, RFI is desirous of engaging Apptech to provide additional technology and developmental efforts toward the goal of manufacturing and selling unique products in the meltblown fiber industry manufactured from recycled thermoplastic feed stocks, and

     WHEREAS, RFI is desirous of hiring Apptech to develop and manufacture such unique melt blown products and is willing to allow Apptech to share in the growth of RFI based on the success of Apptech's efforts,

     NOW THEREFORE, in consideration of the herein stated covenants and promises, Apptech and RFI do hereby agree and contract as follows:

APPTECH ACKNOWLEDGMENT OF CONVEYANCE
------------------------------------

     Apptech does hereby acknowledge that all of the Fiber Technology it possesses or will ever possess in the future was conveyed to Embrace Systems Corporation and then sold, pursuant to auction, to Bridgeloan Associates, Inc., a Michigan corporation. For purposes of this Agreement, Fiber Technology shall mean all present and future process, know how and technology conceived, developed, acquired, owned, created and/or utilized by Apptech and/or David Sanborn and/or Curtis Appel related to the processes utilized in the manufacture and fabrication of webs and fibers having application for use as thermal and/or acoustical insulation and other consumer and industrial products and equipment and the manufacture thereof suitable for the production of meltblown fibers and webs. The Fiber Technology includes, but is not limited to, all licenses, licensing agreements, contract rights, patents, patent applications pending, ideas and concepts, assignments, equipment and processes utilized in or related to the foregoing; known how, processes and technology. The Fiber Technology also includes all additions, improvements, enhancements, future know how, processes and technology developed from any of the foregoing know how, processes and technologies.

     APPTECH DUTIES
     --------------

     1. Upon the execution of this Agreement by both parties, Apptech shall engage in the acquisition, erection and start-up of storage, conveying, meltblown fiber production, handling and fabricating equipment employing the Fiber Technology and suitable to produce approximately 550 lb./hr of meltblown products which RFI will attempt to sell to potential customers.

     2. Subsequent to the activities listed in par. I) hereof, Apptech shall oversee all equipment acquisition, erection and implementation, feed stock acquisition and meltblown products manufacturing and development activities for RFI utilizing the Fiber Technology.

     3. Apptech shall assist RFI in the development and prosection of patent and other intellectual property protection rights concerning the Fiber Technology as directed by RFI.

     3. All Apptech duties enumerated herein shall be discharged by Curtis Appel ("Appel") and David Sanborn ("Sanborn") who through Apptech shall provide full time service to RFI to complete the tasks described herein and such other work as shall be required by RFI from time to time for a minimum of one year and thereafter as required by RFI subject to a mutually agreeable compensation arrangement.

     4. All Apptech activities required hereunder shall be provided as directed and under the supervision of RFI.

     5. Apptech shall deliver to RFI an Acknowledgment, Non Competition and Non Disclosure Agreement executed by Appel and Sanborn in form of Exhibit A hereto.

     6. Apptech shall provide RFI and keep in force and effect a certificate of insurance demonstrating workmen's compensation coverage on Appel and Sanborn for all time that either or both is providing service to RFI pursuant to this Agreement.


RFI DUTIES
----------


     1. RFI shall pay Apptech $ 23,220 per month for the performance of its duties pursuant to this Agreement, first two monthly payments to be provided in the beginning of the monthly period and thereafter in arrears.

     2. RFI shall convey to Apptech 220,0000 shares of its common stock and 166,000 warrants for the purchase of its common stock of each Series "B", "C", "D", "E" and "F" upon the execution of this Agreement.

Executed this 3 day of August, 1995.
                                                   Apptech, Inc.


                                          By:  /s/   David Sanborn
                                             ------------------------------
                                                   David Sanborn


                                          RFI Recycled Fiber Industries, Inc.



                                          By:  /s/  Jerome Bauman
                                             ------------------------------
                                                   Jerome Bauman

         ACKNOWLEDGMENT, NON-DISCLOSURE AND NON COMPETITION AGREEMENT

                                                                       Exhibit A

     WHEREAS, Apptech Inc, an Illinois corporation, ("Apptech") is desirous of entering into an agreement with RFI Recycled Fiber Industries, Inc., a Florida corporation, ("RFI") to provide services to RFI in exchange for RFI stock, warrants and cash, a copy of which is attached hereto, ("AGREEMENT"), and

     WHEREAS, RFI will enter into the AGREEMENT with Apptech only if it has adequate protection that:

     (a) David Sanborn and Curtis Appel will acknowledge that the Fiber Technology, as described in the AGREEMENT, ("FIBER TECHNOLOGY") was sold to Bridgeloan Associates, Inc., a Michigan corporation, ("BLA") pursuant to order of the US Bankruptcy Court for the Western District of Michigan dated July 10, 1995, and

     (b) the FIBER Technology will not be disclosed or taught to any other person or party by either David Sanborn and/or Curtis Appel except with RFI's explicit written authorization, and

     (c) while David Sanborn and/or Curtis Appel are employed by Apptech or providing services to RFI, neither nor both will engage in melt blown fiber business, including but not limited to the manufacture, sale or distribution of melt blown fibers, products or webs or equipment suitable for the manufacture thereof, either directly or indirectly, except for the benefit of RFI and pursuant to the terms of the AGREEMENT, and

     (d) if David Sanborn and/or Curtis Appel leave the employ of Apptech or cease to provide services to RFI pursuant to the AGREEMENT, David Sanborn, and/or Curtis Appel will not engage in the melt blown fiber business, including but not limited to the manufacture, sale or distribution of melt blown fibers, products or webs or equipment suitable for the manufacture thereof, either directly or indirectly, for a period of 24 months from the latter of the two events, and

     WHEREAS, David Sanborn and Curtis Appel desires to see the AGREEMENT executed,

     NOW, THEREFORE, as an inducement to cause RFI to enter into the AGREEMENT with Apptech, David Sanborn and Curtis Appel agree and acknowledge as follows:

     I. David Sanborn and Curtis Appel hereby acknowledge that that the FIBER TECHNOLOGY was sold to BLA pursuant to order of the US Banckruptcy Court for the Western District of Michigan, dated July 10, 1995.

     2. While in the employ of Apptech or the service of RFI, David Sanborn and/or Curtis Appel will not disclose or teach, either directly or indirectly, the FIBER TECHNOLOGY or any part thereof, to any other person or party except if he receives explicit written authorization from RFI.

     3. While in the employ of Apptech or the service of RFI, David Sanborn and/or Curtis Appel will not engage in the meltblown fiber business, including but not limited to the manufacture, sale or distribution of melt blown fibers, products or webs or equipment suitable for the manufacture thereof, either directly or indirectly, except for the benefit of RFI and pursuant to the terms of the AGREEMENT.

     4. For a period of 24 months after either leaves the employment of Apptech and the service of RFI, David Sanborn and/or Curtis Appel will not engage in the meltblown fiber business, including but not limited to the manufacture, sale or distribution of melt blown fibers, products or webs or equipment suitable for the manufacture thereof, either directly or indirectly, without the explicit written authorization of RFI.

     Executed this 3 day of August, 1995.
                  ---

                                                          /s/ David Sanborn
                                                          ----------------------
                                                               David Sanborn





                                                          /s/ Curtis Appel
                                                          ----------------------
                                                               Curtis Appel